SUB-ITEM 77Q1(d):Rule 18f-3 Plan

Incorporated by reference to exhibit (n) to post-effective amendment no. 41 to Registrant's registration statement filed on Form Type 485BPOS on October 29, 2003 (Accession No. 0001193125-03-069092).